UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2007

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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 27, 2006, ICO, Inc. (the “Company”) entered into a five-year, $45,000,000 Credit Agreement (the “Credit Agreement”) with KeyBank National Association and Wells Fargo Bank, National Association (the “Lenders”).  The Credit Agreement is described and attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 30, 2006.  The borrowing capacity available to the Company under the Credit Agreement consisted of a five-year term loan (“Term Loan”) in the amount of $15,000,000 (the “Total Term Loan Commitment”), and a five-year, $30,000,000 revolving credit facility.

Under the terms of the Credit Agreement, as amended by the First Amendment thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2007), the Lenders’ commitment with regard to the Term Loan is conditioned upon, among other things, the Company incurring a single loan in the entire amount of the Total Term Loan Commitment or before June 25, 2007.  The Company has not, to date, incurred the referenced Term Loan.

On June 25, 2007, the Company and the Lenders entered into Amendment No. 2 to Credit Agreement (the “Second Amendment”), further amending the Credit Agreement.  The Second Amendment extends the deadline for an additional 90 days, until September 24, 2007, for the Company to incur the Term Loan under the Credit Agreement.  As of the effective date of the Second Amendment, the amount of the Total Term Loan Commitment is $14,166,667.

Furthermore, pursuant to the Second Amendment, a $1,500,000 “Swing Line Facility” (as more specifically described in Exhibit 10.1 hereto) is carved out from the Company’s existing revolving credit facility.  The total amount of the revolving credit facility, inclusive of the $1,500,000 Swing Line Facility, continues to be $30,000,000.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1          Amendment No. 2 to Credit Agreement, dated June 25, 2007, by and among ICO, Inc., Bayshore Industrial L.P. and ICO Polymers North America, Inc. (as “Borrowers”); KeyBank National Association and Wells Fargo Bank, National Association (as “Lenders”); and KeyBank National Association (as “an LC Issuer, Lead Arranger, Bookrunner, Administrative Agent, and Syndication Agent”); and Wells Fargo Bank, National Association (as “Swing Line Lender”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: June 29, 2007	By:	/s/ A. John Knapp, Jr.
	Name:	A. John Knapp, Jr.
	Title:	President and CEO